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The Advisors' Inner Circle Fund II

HANCOCK HORIZON BURKENROAD SMALL CAP FUND

Institutional Class Shares: HIBUX
Investor Class Shares: HHBUX
Class D Shares: HYBUX

SUMMARY PROSPECTUS

MAY 31, 2017

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://hancockhorizon.com/FundInvestors/Literature.aspx. You can also get this information at no cost by calling 1-888-422-2654, by sending an e-mail request to information@hancockhorizon.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated May 31, 2017, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

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

HANCOCK HORIZON BURKENROAD SMALL CAP FUND

INVESTMENT OBJECTIVE

The Hancock Horizon Burkenroad Small Cap Fund (the "Burkenroad Small Cap Fund" or the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)
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
                                                             INSTITUTIONAL             INVESTOR
                                                             CLASS SHARES            CLASS SHARES           CLASS D SHARES
                                                             -------------           ------------           --------------
Management Fees ........................................             0.91%                  0.91%                    0.91%
Distribution and/or Service (12b-1) Fees ...............              None                   None                    0.25%
Other Expenses .........................................             0.23%                  0.48%                    0.48%
                                                                     -----                  -----                    -----
    Shareholder Servicing Fees .........................    None                  0.25%                    0.25%
    Other Operating Expenses ...........................   0.23%                  0.23%                    0.23%
Total Annual Fund Operating Expenses ...................             1.14%                  1.39%                    1.64%

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EXAMPLE
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This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                ------      -------      -------      --------
INSTITUTIONAL CLASS SHARES ....  $116         $362        $628         $1,386
INVESTOR CLASS SHARES .........  $142         $440        $761         $1,669
CLASS D SHARES ................  $167         $517        $892         $1,944

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PORTFOLIO TURNOVER
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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies with small capitalizations located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small-capitalization companies to be those with market capitalizations, at the time of purchase, that fall within or below the current range of companies in either the Russell 2000 Index or the S&P Small Cap 600 Index, or below the average of the maximum market capitalizations of companies in either index as of January 31 of each of the three preceding years. As of January 31, 2017, the market capitalization ranges for the Russell 2000 Index and the S&P Small Cap 600 Index were approximately $21.3 million to $9,611.6 billion and $103.5 million to $4,709.7 billion, respectively. The other equity securities in which the Fund may invest include real estate investment trusts ("REITs").

In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when there is a fundamental change in the security's prospects or better investment opportunities become available. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows above the Fund's small-capitalization range.

Horizon Advisers (the "Adviser") utilizes Tulane University's Burkenroad Reports (the "Reports") as a source of investment research and also employs its own fundamental research and quantitative analysis in its investment decision making. For more information about the Reports, see "More Information About the Burkenroad Reports." The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by the Reports, and may not own shares of all of the companies covered by the Reports.

PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK -- The smaller-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange. The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small-capitalization stocks, may under-perform other segments of the equity market or the equity market as a whole.

REITs RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) zoning changes; and (v) losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

REGIONAL FOCUS RISK -- The Fund's concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year for the past 10 years and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance.

The Fund's Institutional Class Shares commenced operations on May 31, 2016 and do not have a full calendar year of performance. Therefore, performance information for the Fund's Institutional Class Shares is not presented. The Institutional Class Shares would have substantially similar performance as the Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Institutional Class Shares are lower than the expenses of the Investor Class Shares, and, therefore, returns for the Institutional Class Shares may be higher than those of the Investor Class Shares.

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.

                  [BAR CHART OMITTED - PLOT POINTS AS FOLLOWS]

2.97%     (24.97)%     31.97%     21.05%     6.63%     17.58%     39.76%     (0.96)%     (1.79)%     21.41%
-----------------------------------------------------------------------------------------------------------
2007        2008        2009       2010      2011       2012       2013       2014        2015        2016

                    BEST QUARTER             WORST QUARTER
                       19.92%                  (23.73)%
                    (06/30/2009)             (12/31/2008)

The performance information shown above is based on a calendar year. The Fund's Investor Class Shares' performance from 1/1/17 to 3/31/17 was 0.12%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2016

This table compares the Fund's average annual total returns for the periods ended December 31, 2016 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Investor Class Shares only. After-tax returns for other classes will vary.

                                                                                                                    SINCE INCEPTION
BURKENROAD SMALL CAP FUND                                                     1 YEAR      5 YEARS      10 YEARS       (12/31/2001)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   Investor Class Shares ...............................................     21.41%       14.18%        9.83%            11.77%
   Class D Shares ......................................................     21.11%       13.89%        9.56%            11.52%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
   Investor Class Shares ...............................................     21.41%       13.92%        9.51%            11.54%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF
FUND SHARES
   Investor Class Shares ...............................................     12.12%       11.39%        8.08%            10.13%
RUSSELL 2000(R) INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES, OR TAXES) ...................................................     21.31%       14.46%        7.07%             8.48%
LIPPER(R) SMALL-CAP CORE FUNDS CLASSIFICATION AVERAGE
 (REFLECTS NO DEDUCTION FOR TAXES) .....................................     20.56%       13.46%        6.88%             8.52%

INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS

David Lundgren Jr., CFA, Chief Investment Officer, Managing Director and Lead Portfolio Manager, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2001.

John Portwood, CFA, Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2001.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PURCHASING AND SELLING FUND SHARES

Shares of the Fund can generally only be purchased through an account with an investment professional or other institution. To purchase shares of the Fund for the first time, you must invest at least $1,000. Subsequent investments in the Fund must be made in amounts of at least $100.

The Fund's shares are redeemable. If you own your shares through an account with an investment professional or other institution, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") by contacting that investment professional or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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